Shutterstock to Acquire TurboSquid, the World’s Largest 3D Marketplace
New York, NY - January 26, 2021 - Shutterstock, Inc. (NYSE: SSTK) (the “Company”), a leading global creative platform offering full-service solutions, high-quality content, and tools for brands, businesses and media companies, today announced that it entered into a definitive agreement to acquire TurboSquid, Inc., positioning Shutterstock as the world’s largest 3D marketplace.
For over 20 years, TurboSquid has been a 3D industry leader, offering a unified 3D workflow, and operating a marketplace offering of more than one million 3D models, a 2D marketplace derived from 3D objects, and a digital asset management solution offered on a SaaS basis. Since its inception in 2000, TurboSquid has enabled the creation, optimization, publishing and monetization of 3D models, while accelerating time to market and reducing development hours via its proprietary technology.
"At Shutterstock, we are constantly at the forefront of innovation, monitoring the creative roadmap through our clients,” said Stan Pavlovsky, CEO of Shutterstock. “The growth of 3D, AR and VR content and the potential to engage consumers with this disruptive technology is at an all-time high, and TurboSquid’s industry-leading platform allows us to make the distribution of 3D accessible to Shutterstock’s community of creators and marketers across video, gaming, e-commerce, and beyond.”
TurboSquid’s Chief Executive Officer Matt Wisdom added, "Nobody in the world understands the creative landscape better than Shutterstock. The visionary leadership and tech innovation make it the perfect place for TurboSquid and its employees to continue what we do best --- creating and building a 3D powerhouse and cloud-based digital asset management solution."
The acquisition of TurboSquid establishes Shutterstock as the premium destination for 3D models. In addition, TurboSquid’s PixelSquid offering provides access to content sourced from 3D models in an easy-to-use 2D format, which allows users to tap into the power and flexibility that comes with 3D. TurboSquid’s SaaS offering, Kraken, is a turnkey solution that companies use to manage their own libraries of models and streamline 3D asset management.

CapM Advisors acted as financial advisor to Shutterstock, and Raymond James acted as financial advisor to TurboSquid.
Transaction Highlights
•Shutterstock will become the world’s largest 3D marketplace.
•Strong strategic fit and meaningful revenue synergies with Shutterstock.
•Consideration for the transaction consists of $75 million of cash payable at closing.
•Expected to be immediately accretive to adjusted net income per diluted share and adjusted EBITDA.
•Transaction is targeted to close in early February, subject to customary closing conditions.

ABOUT SHUTTERSTOCK
Shutterstock, Inc. (NYSE: SSTK), is a leading global creative platform offering full-service solutions, high-quality content, and tools for brands, businesses and media companies. Directly and through its group subsidiaries, Shutterstock’s comprehensive collection includes high-quality licensed photographs, vectors, illustrations,  videos and music. Working with its growing community of over one million contributors, Shutterstock adds hundreds of thousands of images each week, and currently has more than 350 million images and more than 20 million video clips available.
Headquartered in New York City, Shutterstock has offices around the world and customers in more than 150 countries. The Company also owns Bigstock, a value-oriented stock media offering; Shutterstock Studios, an end-to-end custom creative shop; Offset, a high-end image collection; PremiumBeat, a curated royalty-free music library; and Shutterstock Editorial, a premier source of editorial images and videos for the world's media.
For more information, please visit www.shutterstock.com and follow Shutterstock on Twitter and on Facebook.

ABOUT TURBOSQUID
Founded in 2000, TurboSquid is the world’s leading source for stock 3D models. Their customers include over half of the Fortune 100 and a diverse set of industries including film and television, retail, gaming, news media, advertising, architecture and defense. Powered by a passionate contributor community from around the globe, TurboSquid is dedicated to improving how 3D models are built, bought and used. Their latest initiative, Kraken, is an asset management platform designed to help organizations finally bring order to their 3D libraries.
TurboSquid is headquartered in New Orleans, Louisiana.
For more information, please visit turbosquid.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding the risk that closing of the acquisition will not proceed as planned and the future of the Company’s or TurboSquid’s business. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. However, not all forward-looking statements contain these words. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors including risks related to the potential benefits of the proposed transaction, any changes to or the effects on liabilities, financial condition, future capital expenditures, revenue, expenses, net income or loss, synergies and future prospects; our inability to continue to attract and retain customers and contributors to our online marketplace for creative content; competitive factors; our inability to innovate technologically or develop, market and offer new products and services; costs related to litigation or infringement claims, indemnification claims and the inability to prevent misuse of our content; our inability to increase market awareness of Shutterstock and our products and services; our inability to effectively manage our growth; our inability to grow at historic growth rates or at all; technological interruptions that impair access to our websites; assertions by third parties of infringement of intellectual property rights by Shutterstock, our inability to effectively manage risks associated with operating internationally; our exposure to foreign exchange rate risk; our inability to address risks associated with sales to large corporate customers; government regulation of the internet; increasing regulation related to the handling of personal data; actions by governments to restrict access to our products and services; our inability to effectively expand our operations into new products, services and technologies; our inability to protect the confidential information of customers; increased tax liabilities associated with our worldwide operations, including our exposure to withholding, sales and transaction tax liabilities; the effect of the Tax Cuts and Jobs Act of 2017; public health crises including the COVID-19 pandemic; general economic and political conditions worldwide, including disruption and volatility caused by COVID-19 and any resulting economic recession; our inability to successfully integrate acquisitions and the associated technology and achieve operational efficiencies; and other factors and risks discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Shutterstock's actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. In addition, any future declaration of dividends will be subject to the final determination of our Board of Directors. The forward-looking statements contained in this press release are made only as of this date and Shutterstock assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Press Contact
Aimée Leabon
press@shutterstock.com
917-563-4991

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